American Century Strategic Asset Allocations, Inc. Statement of Additional Information Supplement
Supplement dated October 24, 2019 ■ Statement of Additional Information dated December 1, 2018

The following replaces paragraphs 23 and 24 in the Fund Investment Guidelines section on page 3 of the statement of additional information:

The funds will use elements of both “strategic” and “tactical” asset allocation to achieve their objectives. The longer-term, strategic asset allocation will be driven primarily by the need for broad diversification, while the shorter-term, tactical deviations from strategic positions will be implemented in an effort to add value based on the portfolio managers’ assessments of the current economic and financial environment. Given the tactical component of the funds’ asset allocation strategy, the funds may reallocate assets promptly.

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